SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2017

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	001-37532	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    Yes  ☐    No  ☐

EXPLANATORY NOTE

On July 31, 2017, the Registrant filed with the Securities and Exchange Commission a Current Report on Form 8-K dated July 31, 2017 (the “Form 8-K”) to report, among other things, the completion of its acquisition of Sabadell United Bank, N.A. (the “Form 8-K”).

This Amendment No. 1 on Form 8-K/A is being furnished solely to correct the amount of cash consideration set forth in Item 2.01 of the original Form 8-K, and does not change any other information set forth in the Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement

On July 31, 2017, in connection with the closing of the Acquisition as described in Item 2.01 below, IBERIABANK Corporation (“IBKC”) entered into a Registration Rights Agreement, dated as of July 31, 2017 (the “Registration Rights Agreement”), by and among IBKC and Banco de Sabadell, S.A. (“Banco Sabadell”). Pursuant to the Registration Rights Agreement, IBKC has agreed to provide Banco Sabadell with certain customary registration rights with respect to the shares of IBKC common stock issued as consideration for the Acquisition. The Registration Rights Agreement contains customary terms and conditions, including certain customary indemnification obligations. The registration obligations will terminate upon the earliest of 6 months after the completion of the Acquisition, the sale of all registrable shares pursuant to an effective registration statement or the sale or transfer of all registrable shares to any person who is not an affiliate of Banco Sabadell.

In connection with the entry into the Registration Rights Agreement, Banco Sabadell has advised IBKC that, as of the date hereof, it has no present plans to sell any shares of IBKC common stock. We note that the plan of distribution included in the prospectus supplement to be filed pursuant to the Registration Rights Agreement provides Banco Sabadell may, from time to time, sell shares of IBKC common stock through a broad range of methods and Sabadell’s present plans regarding the IBKC common stock may change.

The foregoing description of the Registration Rights Agreement is included to provide you with information regarding its terms. It does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, which is incorporated herein by reference to Exhibit 4.1 of this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 31, 2017, IBKC, the holding company for IBERIABANK, completed the acquisition (the “Acquisition”) of all of the issued and outstanding shares of common stock of Sabadell United Bank, N.A. (“Sabadell United”) from Banco Sabadell pursuant to the Stock Purchase Agreement, dated as of February 28, 2017 (the “Purchase Agreement”), by and among IBKC, Banco Sabadell and Sabadell United.

IBKC paid Banco Sabadell $796 million in cash and issued 2,610,304 shares of IBKC common stock as consideration for the Acquisition.

Immediately following the Acquisition, Sabadell United merged with and into IBERIABANK, a Louisiana banking organization and wholly owned subsidiary of IBKC, with IBERIABANK as the surviving entity.

The foregoing description of the Acquisition and the Purchase Agreement is included to provide you with information regarding its terms. It does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by IBKC on March 2, 2017. The foregoing description should also be read in conjunction with the other information regarding IBKC and Sabadell United, their respective affiliates or their respective businesses, that may be contained in Forms 10-K, Forms 10-Q and other filings that IBKC may make with the Securities and Exchange Commission (the “SEC”).

Item 3.02	Unregistered Sales of Equity Securities

The information provided in Items 1.01 and 2.01 above is incorporated herein by reference in its entirety.

Item 7.01	Regulation FD Disclosure

On August 1, 2017, IBKC issued a press release announcing the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

In addition, on July 31, 2017, IBKC filed a prospectus supplement with the SEC in connection with the resale by Banco Sabadell of the 2,610,304 shares of IBKC common stock it received as consideration for the Acquisition, pursuant to the Registration Rights Agreement.

The prospectus supplement was filed pursuant to IBKC’s existing Registration Statement on Form S-3 (File No. 333-202489). In connection with the resale, the legal opinion as to the legality of the IBKC common stock is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required to be filed under this Item 9.01(a) shall be filed by an amendment to this Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required to be filed under this Item 9.01(b) shall be filed by an amendment to this Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit 2.1	Stock Purchase Agreement, dated as of February 28, 2017, by and among IBERIABANK Corporation, Banco de Sabadell, S.A. and Sabadell United Bank (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by IBERIABANK Corporation on March 2, 2017).

Exhibit 4.1	Registration Rights Agreement, dated as of July 31, 2017, by and among IBERIABANK Corporation and Banco de Sabadell, S.A.

Exhibit 5.1	Opinion of Jones Walker LLP, counsel for the Company, regarding the legality of the IBKC common stock.

Exhibit 23.1	Consent of Jones Walker LLP, counsel for the Company (included as part of Exhibit 5.1)

Exhibit 99.1	Press Release dated August 1, 2017, announcing the completion of the Acquisition—furnished pursuant to Item 7.01 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: July 31, 2017	By:	/s/ Anthony J. Restel
Anthony J. Restel
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

2.1	Stock Purchase Agreement, dated as of February 28, 2017, by and among IBERIABANK Corporation, Banco de Sabadell, S.A. and Sabadell United Bank (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by IBERIABANK Corporation on March 2, 2017).

4.1	Registration Rights Agreement, dated as of July 31, 2017, by and among IBERIABANK Corporation and Banco de Sabadell, S.A.

5.1	Opinion of Jones Walker LLP, counsel for the Company, regarding the legality of the IBKC common stock.

23.1	Consent of Jones Walker LLP, counsel for the Company (included as part of Exhibit 5.1)

99.1	Press Release dated August 1, 2017, announcing the completion of the Acquisition—furnished pursuant to Item 7.01 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.